Lease Commitments	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Lease Commitments [Text Block]
Lease Commitments
The Company is obligated under various non-cancelable operating lease agreements for office facilities that generally provide for minimum rent payments and a proportionate share of operating expenses and property taxes and include certain renewal and expansion options. For the years ended December 31, 2012, 2011 and 2010, rent expense under these lease arrangements was $22.4 million, $21.6 million and $23.9 million, respectively.
During the year ended December 31, 2011, the Company extinguished its capital lease liability of $0.9 million and recorded a net pre-tax gain of $0.6 million in its consolidated statement of operations.
Future minimum lease payments are as follows:

(in millions)
Years ending December 31,
2013	$18.3
2014	18.3
2015	17.6
2016	13.1
2017	10.6
Thereafter	28.3
Total future minimum lease payments	$106.2